Exhibit 10.1

Execution Version

CONTRIBUTION AGREEMENT

by and among

Alliance Resource Partners, L.P.,

Alliance Resource Management GP, LLC,

Alliance Resource GP, LLC,

ARM GP Holdings, Inc.,

MGP II, LLC

and

Alliance Holdings GP, L.P.

Dated as of July 28, 2017

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) dated as of July 28, 2017 (the “Closing Date”), is entered into by and among Alliance Resource Partners, L.P., a Delaware limited partnership (the “Partnership”), Alliance Resource Management GP, LLC, a Delaware limited liability company (“ARLP Managing GP”), Alliance Resource GP, LLC, a Delaware limited liability company (“ARLP Special GP” and together with ARLP Managing GP, the “General Partners”), ARM GP Holdings, Inc., a Delaware corporation (“ARMH, Inc.”), MGP II, LLC, a Delaware limited liability company (“MGP II”), and Alliance Holdings GP, L.P., a Delaware limited partnership (“AHGP”). Unless otherwise defined herein, defined terms shall have the meaning ascribed to such terms in Article I of this Agreement.

RECITALS

A.                                    ARLP Managing GP is the managing general partner of the Partnership and holds a 0.99% General Partner Interest and all of the IDRs in the Partnership.

B.                                    ARLP Special GP is the Special General Partner of the Partnership and holds a 0.01% General Partner Interest in the Partnership.

C.                                    AHGP wholly owns ARLP Managing GP, directly and indirectly, through ARMH, Inc., wholly owns MGP II and ARMH, Inc., and directly owns a 41.89% limited partner interest in the Partnership.

D.                                    Following approval by the AHGP Board (as defined herein), ARLP Managing GP has agreed to contribute to the Partnership (i) all of its IDRs in exchange for the issuance by the Partnership of 55,544,539 Exchange Units (as defined below) and (ii) its 0.99% General Partner Interest in exchange for a non-economic General Partner Interest and the issuance by the Partnership of 555,461 Exchange Units. Upon the contribution of the IDRs to the Partnership, such IDRs will be cancelled and cease to exist.

E.                                     ARLP Special GP has agreed to contribute to the Partnership (i) its 0.01% General Partner Interest in exchange for the issuance by the Partnership of 3,591 Exchange Units and (ii) its 0.01% AROP General Partner Interest in exchange for the issuance by the Partnership of 3,590 Exchange Units.

F.                                      Concurrently with the execution of this Agreement, ARLP Managing GP will amend the Current Partnership Agreement to make certain adjustments to the unrealized gain and loss allocation provisions and the definitions related thereto, which adjustments shall be effective in accordance with Section 761(c) of the Code as of January 1, 2017 through the Closing Date in the form attached hereto as Exhibit A (the “First Amendment”), and ARLP Managing GP will amend and restate the Current Partnership Agreement in the form attached hereto as Exhibit B to reflect (i) the cancellation of the IDRs, (ii) the conversion of the General Partner Interest to a non-economic General Partner Interest and (iii) certain other changes Approved by ARLP Managing GP, in each case that do not adversely affect the Limited Partners in any material respect (such amended and restated agreement, the “Revised Partnership Agreement”).

G.                                    The execution and adoption of the First Amendment, the Revised Partnership Agreement, which shall be effective on the Closing Date, the contributions by the General Partners to the Partnership of the IDRs and the Contributed General Partner Interests, and the issuance by the Partnership of the Exchange Units to the General Partners (collectively, the “Transactions”) are conditioned on each other and shall occur on the date hereof simultaneously with the execution and delivery of this Agreement.

NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties undertake and agree as follows:

ARTICLE I

DEFINITIONS

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning given such term in the Preamble.

“AHGP” has the meaning given such term in the Recitals.

“AHGP Board” has the meaning given such term in Section 3.2(b).

“AHGP Common Units” has the meaning given to the term “Common Unit” in the AHGP Partnership Agreement.

“AHGP GP” has the meaning set forth in Section 3.2(b).

“AHGP Parties” means, collectively, AHGP and the General Partners.

“AHGP Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of AHGP, dated as of May 15, 2006.

“ARLP Managing GP” has the meaning given such term in the Preamble.

“ARLP Special GP” has the meaning given such term in the Preamble.

“ARMH, Inc.” has the meaning given such term in the Preamble.

“AROP” means Alliance Resource Operating Partners, L.P.

“AROP General Partner Interest” has the meaning given to the term “General Partner Interest” in the AROP Partnership Agreement.

“AROP Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of AROP, dated as of August 20, 1999.

“Closing Date” has the meaning given such term in the Preamble.

“Common Units” has the meaning given such term in the Revised Partnership Agreement.

“Contributed General Partner Interests” means the General Partner Interests contributed to the Partnership pursuant to Section 2.3 and Section 2.4 and the AROP General Partner Interest contributed to the Partnership pursuant to Section 2.5.

“Current Partnership Agreement” means the Third Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of June 16, 2014.

“Exchange Units” means the Common Units issued by the Partnership to each of ARLP Managing GP and ARLP Special GP pursuant to the terms of this Agreement.

“First Amendment” has the meaning given such term in the Recitals.

“General Partner Interest” has the meaning given such term in the Current Partnership Agreement.

“General Partners” has the meaning given such term in the Preamble.

“IDRs” has the meaning given the term “Incentive Distribution Rights” in the Current Partnership Agreement.

“Limited Partners” has the meaning given such term in the Current Partnership Agreement.

“MGP II” has the meaning given such term in the Preamble.

“Partnership” has the meaning given such term in the Preamble.

“Partnership Common Units” has the meaning given to the term “Common Units” in the Current Partnership Agreement and Revised Partnership Agreement, as applicable.

“Partnership Conflicts Committee” has the meaning given such term in Section 3.1(f).

“Partnership GP Board” has the meaning given such term in Section 3.1(f).

“Permitted Liens” means liens that do not have a material adverse effect on the ability of the parties to consummate the transactions contemplated by this Agreement.

“Person” has the meaning given such term in the Current Partnership Agreement.

“Revised Partnership Agreement” has the meaning given such term in the Recitals.

“Securities Act” has the meaning given such term in Section 3.3(e).

“Transactions” has the meaning given such term in the Recitals.

“Unaffiliated Common Unitholders” has the meaning given such term in Section 3.1(f).

“Units” has the meaning given such term in the Current Partnership Agreement.

ARTICLE II

THE TRANSACTIONS

Section 2.1                                    Contribution of ARLP Managing GP Interests. ARMH, Inc. and AHGP hereby grant, contribute, transfer, assign and convey to MGP II all right, title and interest in and to their membership interests in ARLP Managing GP as a contribution by ARMH, Inc. and AHGP to the capital of MGP II and in exchange for such contribution, MGP II shall issue (a) to AHGP a 99.999% membership interest in MGP II and (b) to ARMH, Inc. a 0.001% membership interest in MGP II, with such issuance being deemed to have occurred immediately prior to the Revised Partnership Agreement.

Section 2.2                                    Contribution of IDRs.

(a)                                 ARLP Managing GP hereby grants, contributes, transfers, assigns and conveys to the Partnership all right, title and interest in the IDRs held by ARLP Managing GP and the Partnership hereby accepts such IDRs from ARLP Managing GP as a contribution by ARLP Managing GP to the capital of the Partnership, and in exchange and as consideration for such contribution, the Partnership shall issue to ARLP Managing GP 55,544,539 Exchange Units, with such issuance being deemed to have occurred immediately upon execution of the Revised Partnership Agreement. Immediately upon execution of the Revised Partnership Agreement, the IDRs shall be cancelled and shall cease to exist.

(b)                                 The Parties acknowledge and agree that the Exchange Units to be issued to ARLP Managing GP pursuant to this Section 2.2 shall instead be issued by the Transfer Agent directly to MGP II in recognition of ARLP Managing GP’s obligation to distribute such Exchange Units to MGP II pursuant to Section 2.8.

Section 2.3                                    ARLP Managing GP Contribution of General Partner Interest.

(a)                                 ARLP Managing GP hereby grants, contributes, transfers, assigns and conveys to the Partnership all right, title and interest in and to its 0.99% General Partner Interest in the Partnership and the Partnership hereby accepts such General Partner Interest from ARLP Managing GP as a contribution by ARLP Managing GP to the capital of the Partnership, and in exchange and as consideration for such contribution, the Partnership shall issue to ARLP Managing GP 555,461 Exchange Units and a non-economic General Partner Interest (as defined in the Revised Partnership Agreement) in the Partnership, with such issuance being deemed to have occurred immediately upon execution of the Revised Partnership Agreement. Effective immediately upon execution of the Revised Partnership Agreement, the 0.99% General Partner Interest contributed to the Partnership pursuant to this Section 2.3 shall be cancelled and shall cease to exist.

(b)                                 The Parties acknowledge and agree that the Exchange Units to be issued to ARLP Managing GP pursuant to this Section 2.3 shall instead be issued by the Transfer Agent directly to MGP II in recognition of ARLP Managing GP’s obligation to distribute such Exchange Units to MGP II pursuant to Section 2.8.

Section 2.4                                    ARLP Special GP Contribution of General Partner Interest. ARLP Special GP hereby grants, contributes, transfers, assigns and conveys to the Partnership all right, title and interest in and to its 0.01% General Partner Interest in the Partnership and the Partnership hereby accepts such General Partner Interest from ARLP Special GP as a contribution by ARLP Special GP to the capital of the Partnership, and in exchange and as consideration for such contribution, the Partnership shall issue to ARLP Special GP 3,591 Exchange Units, with such issuance being deemed to have occurred immediately upon execution of the Revised Partnership Agreement. Effective immediately upon execution of the Revised Partnership Agreement, the 0.01% General Partner Interest contributed to the Partnership pursuant to this Section 2.4 shall be cancelled and shall cease to exist.

Section 2.5                                    ARLP Special GP Contribution of AROP General Partner Interest. ARLP Special GP hereby grants, contributes, transfers, assigns and conveys to the Partnership all right, title and interest in and to its 0.01% AROP General Partner Interest and the Partnership hereby accepts such AROP General Partner Interest from ARLP Special GP as a contribution by ARLP Special GP to the capital of the Partnership and in exchange and as consideration for such contribution, ARLP shall issue to ARLP Special GP 3,590 Exchange Units, with such issuance being deemed to have occurred immediately upon execution of the Revised Partnership Agreement.

Section 2.6                                    Partnership Agreement. Concurrently with the execution of this Agreement, ARLP Managing GP shall execute, deliver and adopt, on behalf of the Partnership and in its capacity as the Managing General Partner thereof, (a) for the period commencing January 1, 2017 through the Closing Date, the First Amendment and (b) for the period following the consummation of the Transactions, the Revised Partnership Agreement.

Section 2.7                                    Certificates for Exchange Units. On the Closing Date, the Partnership shall issue to each of ARLP Special GP and MGP II a certificate representing the number of Exchange Units to be issued to such party pursuant to pursuant to Section 2.2, Section 2.3, Section 2.4 or Section 2.5, as applicable. Each of the certificates evidencing the Exchange Units shall bear a legend substantially in the form set forth below and containing such other information as the Partnership may deem necessary or appropriate:

THE UNITS (THE “UNITS”) EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL NOT DISTRIBUTE, OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER (INDIVIDUALLY AND COLLECTIVELY, A “TRANSFER”) THE UNITS EVIDENCED HEREBY, EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT SUCH AS THE EXEMPTION SET FORTH IN RULE 144

UNDER THE SECURITIES ACT (IF AVAILABLE). IF THE PROPOSED TRANSFER IS TO BE MADE OTHER THAN PURSUANT TO CLAUSE A ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY STATE OR FOREIGN SECURITIES LAW.

No fractional Units or scrip shall be issued as a result of the transactions contemplated by this Agreement.

Section 2.8                                    ARLP Managing GP Distribution of Exchange Units to AHGP. Immediately after the contributions pursuant to Section 2.2 and Section 2.3, ARLP Managing GP shall, in a manner contemplated by Section 2.2(b) and Section 2.3(b), distribute all of the Exchange Units received by ARLP Managing GP pursuant to Section 2.2 and Section 2.3 above to MGP II. MGP II hereby accepts, and agrees to be bound by, the terms of the Revised Partnership Agreement, including the power of attorney in Section 2.6 thereof, and ARLP Managing GP hereby consents to, and admits, MGP II as an Additional Limited Partner (as defined in the Revised Partnership Agreement).

Section 2.9                                    Further Assurances. The Partnership and the General Partners agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary or convenient to carry out the transactions contemplated hereby.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1                                    Partnership. The Partnership represents and warrants to the AHGP Parties as follows:

(a)                                 the Partnership is a limited partnership duly formed and is validly existing and in good standing under the laws of the State of Delaware and has the partnership power and authority to execute and deliver this Agreement and, subject to the terms and conditions hereof, to carry out its terms;

(b)                                 the Partnership has taken all action as may be necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and the performance of its obligations hereunder. This Agreement constitutes a legal, valid and binding obligation of the Partnership, enforceable against the Partnership in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ or secured parties’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

(c)                                  none of the execution and delivery hereof, the performance of the Partnership’s obligations hereunder nor the consummation of the Transactions will violate or contravene any applicable law or the Current Partnership Agreement;

(d)                                 on the Closing Date, the Exchange Units and the limited partner interests represented thereby will have been duly and validly authorized and, when issued and delivered in accordance with the terms and provisions of this Agreement, will be duly and validly issued and fully paid (to the extent required under the Revised Partnership Agreement) and non-assessable (except as such nonassessability may be affected by matters described in the Partnership’s filings with the Securities and Exchange Commission);

(e)                                  on the Closing Date and prior to the issuance of the Exchange Units, the issued and outstanding limited partner interests of the Partnership consist of the IDRs and 74,597,036 Common Units;

(f)                                   at a meeting duly called and held, the conflicts committee (the “Partnership Conflicts Committee”) of the Board of Directors of ARLP Managing GP (the “Partnership GP Board”) consisting of John P. Neafsey, Nick Carter, and John H. Robinson (i) determined that the Revised Partnership Agreement and the matters contemplated thereby and this Agreement and the matters contemplated hereby, are fair and reasonable to the Partnership and the holders of the Partnership Common Units other than AHGP and its Affiliates (the “Unaffiliated Common Unitholders”), and (iii) approved and declared the advisability of this Agreement and the matters contemplated hereby, including the Revised Partnership Agreement; and

(g)                                  Robert W. Baird & Co. Incorporated has delivered a fairness opinion to the Partnership Conflicts Committee with respect to the Exchange Units to be issued to the General Partners pursuant to this Agreement.

Section 3.2                                    AHGP and ARLP Managing GP. Each of AHGP and ARLP Managing GP, severally and not jointly, hereby represents and warrants to the Partnership as follows:

(a)                                 ARLP Managing GP is the record holder of the IDRs and ARLP Managing GP has good and valid title to such IDRs, free and clear of all liens, encumbrances or other claims other than Permitted Liens; there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by ARLP Managing GP of such IDRs, except as set forth in the Current Partnership Agreement;

(b)                                 at a meeting duly called and held, the Board of Directors (the “AHGP Board”) of Alliance GP, LLC, a Delaware limited liability company and general partner of AHGP (“AHGP GP”), (i) determined that the matters contemplated by this Agreement are fair and reasonable to AHGP, including the limited partners of AHGP other than Affiliates of AHGP GP, and (ii) approved and declared the advisability of this Agreement; and

(c)                                  Wells Fargo Securities, LLC has delivered a fairness opinion to the AHGP Board with respect to the Exchange Units to be received by ARLP Managing GP in the Transactions.

Section 3.3                                    AHGP Parties.             Each AHGP Party, severally and not jointly, represents and warrants to the Partnership as follows:

(a)                                 such AHGP Party is a limited liability company or limited partnership, as the case may be, duly formed and is validly existing and in good standing under the laws of the State of Delaware and has the limited liability company or limited partnership power and authority, as the case may be, to execute and deliver this Agreement and, subject to the terms and conditions hereof, to carry out its terms;

(b)                                 such AHGP Party has taken all action as may be necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and the performance of its obligations hereunder. This Agreement constitutes a legal, valid and binding obligation of such AHGP Party, enforceable against such AHGP Party in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ or secured parties’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

(c)                                  none of the execution and delivery hereof, the performance of such AHGP Party’s obligations hereunder nor the consummation of the Transactions will violate or contravene any applicable law, the organizational documents of such AHGP Party or any of its material agreements;

(d)                                 (i) in the case of ARLP Managing GP, ARLP Managing GP and AHGP each represent and warrant that ARLP Managing GP is the record holder of a 0.99% General Partner Interest and has good and valid title to such 0.99% General Partner Interest, free and clear of all liens, encumbrances or other claims other than Permitted Liens; there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by ARLP Managing GP of such 0.99% General Partner Interest, except as set forth in the Current Partnership Agreement; (ii) in the case of ARLP Special GP, ARLP Special GP represents and warrants that (A) it is the record holder of a 0.01% General Partner Interest and has good and valid title to such 0.01% General Partner Interest, free and clear of all liens, encumbrances or other claims other than Permitted Liens; there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by ARLP Special GP of such 0.01% General Partner Interest, except as set forth in the Current Partnership Agreement and (B) it is the record holder of a 0.01% AROP General Partner Interest and has good and valid title to such 0.01% AROP General Partner Interest, free and clear of all liens, encumbrances or other claims other than Permitted Liens; there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by ARLP Special GP of such 0.01% AROP General Partner Interest, except as set forth in the AROP Partnership Agreement;

(e)                                  each AHGP Party is an “Accredited Investor” as defined in Rule 501(a) promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), and, to the extent applicable, is acquiring the Exchange Units for its own account, and not with a view to any distribution, resale, subdivision, or fractionalization thereof in violation of the Securities Act or any other applicable domestic or foreign securities law, and such AHGP Party has no present plans to enter into any contract, undertaking, agreement or arrangement for any distribution, resale, subdivision, or fractionalization of the Exchange Units in violation of the Securities Act or any other applicable domestic or foreign securities law; and

(f)                                   such AHGP Party understands that the Exchange Units are characterized as “restricted securities” under the federal securities law inasmuch as they are being acquired from the Partnership in a transaction not involving a public offering and that under such law and applicable regulations such securities may be resold under the Securities Act only in certain limited circumstances.

Section 3.4                                    MGP II. MGP II represents and warrants to AHGP, ARMH, Inc. and the Partnership as follows:

(a)                                 MGP II is a limited liability company duly formed and is validly existing and in good standing under the laws of the State of Delaware and has the limited liability company power and authority to execute and deliver this Agreement and, subject to the terms and conditions hereof, to carry out its terms;

(b)                                 MGP II has taken all action as may be necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and the performance of its obligations hereunder. This Agreement constitutes a legal, valid and binding obligation of MGP II, enforceable against MGP II in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ or secured parties’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

(c)                                  none of the execution and delivery hereof, the performance of MGP II’s obligations hereunder nor the consummation of the Transactions will violate or contravene any applicable law or the organizational documents or any material agreement of MGP II; and

(d)                                 on the Closing Date, the membership interests in MGP II issued to AHGP and ARMH, Inc. will have been duly and validly authorized and, when issued and delivered in accordance with the terms and provisions of this Agreement, will be duly and validly issued and fully paid and non-assessable.

Section 3.5                                    AHGP and ARMH, Inc.             Each of AHGP and ARMH, Inc., severally and not jointly, represents and warrants to MGP II and the Partnership as follows:

(a)                                 it is a corporation or limited partnership, as the case may be, duly formed and in good standing under the laws of the State of Delaware and has the corporate or limited partnership power and authority, as the case may be, to execute and deliver this Agreement and, subject to the terms and conditions hereof, to carry out its terms;

(b)                                 it has taken all action as may be necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and the performance of its obligations hereunder. This Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, subject to bankruptcy, receivership, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ or secured parties’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

(c)                                  none of the execution and delivery hereof, the performance of such party’s obligations hereunder nor the consummation of the Transactions will violate or contravene any applicable law, the organizational documents of such party or any of its material agreements; and

(d)                                 (i) in the case of AHGP, AHGP represents and warrants that it is the record holder of a 99.999% membership interest in ARLP Managing GP and has good and valid title to such membership interest, free and clear of all liens, encumbrances or other claims other than Permitted Liens; there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by AHGP of such membership interest; (ii) in the case of ARMH, Inc., ARMH, Inc. represents and warrants that it is the record holder of a 0.001% membership interest in ARLP Managing GP and has good and valid title to such membership interest, free and clear of all liens, encumbrances or other claims other than Permitted Liens; there is no subscription, option, warrant, call, right, agreement or commitment relating to the issuance, sale, delivery, repurchase or transfer by ARMH, Inc. of such membership interest.

ARTICLE IV

MISCELLANEOUS

Section 4.1                                    Governing Law. The laws of the State of Delaware shall govern the construction, interpretation and effect of this Agreement without giving effect to any conflicts of law principles.

Section 4.2                                    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which when taken together shall constitute one and the same original document.

Section 4.3                                    Amendments. All waivers, modifications, amendments or alterations of this Agreement shall require the written approval of each of the parties to this Agreement.

Section 4.4                                    Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and the respective successors and assigns. This Agreement shall not be assignable by any party hereto, except with the prior written consent of the other parties hereto.

Section 4.5                                    Benefits of Agreement Restricted to Parties. This Agreement is made solely for the benefit of the parties to this Agreement, and no other person (including employees) shall have any right, claim or cause of action under or by virtue of this Agreement.

Section 4.6                                    Severability. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall, so long as the economic and legal substance of the transactions contemplated hereby is not affected in any materially adverse manner as to any of the parties to this Agreement, be deemed severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

Section 4.7                                    Titles. The article, section and paragraph titles in this Agreement are only for purposes of convenience and do not form a part of this Agreement and will not be taken to qualify, explain, or affect any provision thereof.

Section 4.8                                    Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered if delivered in person, by cable, telegram, telex, or telecopy and shall be deemed to have been duly given three business days after deposit with a United States post office if delivered by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

if to the Partnership, at

Alliance Resource Partners, L.P.

1717 South Boulder Avenue, Suite 400

Tulsa OK 74119
Attn: R. Eberley Davis
Facsimile: (918) 295-7358

if to ARLP Managing GP, at

Alliance Resource Management GP, LLC

1717 South Boulder Avenue, Suite 400

Tulsa OK 74119
Attn: R. Eberley Davis
Facsimile: (918) 295-7358

if to ARLP Special GP, at

Alliance Resource GP, LLC

1717 South Boulder Avenue, Suite 400

Tulsa OK 74119
Attn: R. Eberley Davis
Facsimile: (918) 295-7358

if to AHGP, at

Alliance Holdings GP, L.P.

1717 South Boulder Avenue, Suite 400

Tulsa OK 74119
Attn: R. Eberley Davis
Facsimile: (918) 295-7358

if to ARMH, Inc., at

ARM GP Holdings, Inc.

1717 South Boulder Avenue, Suite 400

Tulsa OK 74119
Attn: R. Eberley Davis
Facsimile: (918) 295-7358

if to MGP II, at

MGP II, LLC

1717 South Boulder Avenue, Suite 400

Tulsa OK 74119
Attn: R. Eberley Davis
Facsimile: (918) 295-7358

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed on behalf of each of the parties hereto effective as of the day and year first above written.

ALLIANCE RESOURCE PARTNERS, L.P.

By:	Alliance Resource Management GP, LLC, its general partner

	By:	/s/ R. Eberley Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

ALLIANCE RESOURCE MANAGEMENT GP, LLC

	By:	/s/ R. Eberley Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

ALLIANCE RESOURCE GP, LLC

	By:	/s/ R. Eberley Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

ARM GP HOLDINGS, INC.

	By:	/s/ R. Eberley Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

MGP II, LLC

	By:	/s/ R. Eberley Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

Signature Page to Contribution Agreement

ALLIANCE HOLDINGS GP, L.P.

By:	Alliance GP, LLC,
its general partner

	By:	/s/ R. Eberley Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

Signature Page to Contribution Agreement

EXHIBIT A

FIRST AMENDMENT

EXHIBIT B

REVISED PARTNERSHIP AGREEMENT